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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): January 2, 2003


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2002, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2002-
               35, Mortgage Pass-Through Certificates, Series
               2002-35).


                                  CWMBS, INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             Delaware                                 333-100418                              95-4449516
-------------------------------------            ---------------------             ------------------------------
     (State of Other Jurisdiction                    (Commission                         (I.R.S. Employer
           of Incorporation)                         File Number)                        Identification No.)


                          4500 Park Granada
                        Calabasas, California                                                   91302
                  --------------------------------                                       -------------------
                        (Address of Principal                                                 (Zip Code)
                         Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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

Item 5.  Other Events.
----     ------------

Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-35, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MERRILL"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "MERRILL Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-35, COUNTRYWIDE SECURITIES CORPORATION ("CSC") has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided MERRILL and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the MERRILL Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The MERRILL Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated January 2, 2003. The CSC Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated January 2, 2003.



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*  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 22, 2002 and the prospectus supplement dated December 23, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-35.

Item 7.  Financial Statements, Pro Forma Financial
------   -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

  99.1  MERRILL Computational Materials filed on Form SE dated January 2,
        2003

  99.2  CSC Computational Materials filed on Form SE dated January 2,
        2003



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

                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWMBS, INC.




                                                   By: /s/ Darren Bigby
                                                       ----------------------
                                                   Darren Bigby
                                                   Vice President


Dated:  January 2, 2003

                                 Exhibit Index
                                 -------------



Exhibit                                                                  Page
-------                                                                  ----

99.1  MERRILL Computational Materials filed on Form SE dated
      January 2, 2003.                                                    6
99.2  CSC Computational Materials filed on Form SE dated
      January 2, 2003.                                                    7

                                 EXHIBIT 99.1
                                 ------------

  MERRILL Computational Materials filed on Form SE dated January 2, 2003.

                                 EXHIBIT 99.2
                                 ------------

    CSC Computational Materials filed on Form SE dated January 2, 2003.



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